Exhibit 24.1


                                POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize John W. Fredericks and Arthur L. Zande to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-4, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Fredericks and Arthur L. Zande, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-4 registering shares of the Common Stock of Lakeland Bancorp, Inc. to be issued in connection with Lakeland's acquisition of Metropolitan State Bank, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 10th day of December, 1997.

      SIGNATURES                               TITLE
      ----------                               -----
      /s/ARTHUR L. ZANDE                     Executive Vice President and
      ------------------                     Director (Chief Executive
      Arthur L. Zande                        Officer)

      /s/JOHN W. FREDERICKS                  President and Director
      ---------------------
      John W. Fredericks

      /s/ROBERT B. NICHOLSON                 Chairman and Director
      ----------------------
      Robert B. Nicholson

      /s/BRUCE G. BOHUNY                     Director
      ------------------
      Bruce G. Bohuny

      /s/MARY ANN DEACON                     Director
      ------------------
      Mary Ann Deacon

      /s/MARK J. FREDERICKS                  Director
      ---------------------
      Mark J. Fredericks

      /s/JOHN PIER                           Director
      ------------
      John Pier

      /s/WILLIAM J. ECKHARDT                 Vice President and Treasurer
      ----------------------                 (Principal Financial and Accounting
      William J. Eckhardt                    Officer)

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